EXHIBIT 10.1
                 SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


       This Second Amendment to Employment Agreement ("Second Amendment") dated April 25, 1997, is by and among Midcoast Energy Resources, Inc. (the "Employer" or the "Company") and I. J. Berthelot, II (the "Employee").


   WITNESSETH  :


       WHEREAS, the Employer and the Employee entered into an Employment Agreement (the "Agreement"), effective April 17, 1995, as amended by that certain Amendment to Employment Agreement, dated December 8, 1995 (the "Amendment");
       WHEREAS, during the negotiations between the Employer and the Employee, at the time of the entry into the Amendment by the Employer and the Employee, the Employer intended that all shares of the Company's Common Stock issued to the Employee pursuant to Section 5(B) of the Agreement become fully vested without any substantial risk of forfeiture on January 1, 1996, but a review of the Amendment indicates that no such provision was reflected in the Amendment; and
       WHEREAS, the Employer and the Employee desire to cure this omission by revising Section 5(B) of the Agreement to reflect the proper intent of the Employer and the Employee which was not properly reflected in either of the Agreement or the Amendment on the dates executed.
       NOW, THEREFORE, in consideration of the foregoing, the Employer and the Employee hereby agree as follows:
                             SECTION 5
                            COMPENSATION
        1.Section 5(B) shall be deleted from the Agreement and replaced with the following:
             "B.Stock Grant.  Upon execution of this Agreement and in
            order to further encourage the Employee to remain in the service of the Employer, the Employee is hereby awarded thirteen thousand (13,000) shares of the Employer's common stock, $.01 par value per share ("Common Stock"), ten thousand (10,000) shares of Common Stock being issued as of the effective date and three thousand (3,000) shares of Common Stock being issued as of September 20, 1995. All thirteen thousand (13,000) shares granted hereunder (the
            "Shares") shall be fully vested on January 1, 1996 and such Shares shall not be subject to a substantial risk of forfeiture."



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IN WITNESS WHEREOF, the Employer and the Employee have duly executed this Second Amendment, as of the date first written above.
                                    EMPLOYER:

                                    Midcoast Energy Resources, Inc.



                                               /s/ Dan C. Tutcher
                                             Dan C. Tutcher, President



                                    EMPLOYEE:



                                              /s/ I. J. Berthelot, II
                                                I. J. Berthelot, II